UNITED STATES
		SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) 06/15/2005

                      Platina Energy Group Inc.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)

           Delaware                   000-28335             84-1080043
- ----------------------------      ----------------   -------------------
(State or other Jurisdiction     (Commission File       (IRS Employer
     of incorporation)                Number)        Identification No.)


  4255 South Bannock St., Englewood CO. 80110
- ------------------------------------------------------------------------
               (Address of principal executive offices)


                          (866) 932-2628
- ------------------------------------------------------------------------
                 (Registrant's telephone number)


              Federal Security Protection Services, Inc.
- ------------------------------------------------------------------------
    (Former name or former address, if changed since last report)

                     All Correspondence to:

          Federal Security Protection Services, Inc.
                  4255 South Bannock St.
                  Englewood, CO. 80110



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	[ ] Written communications pursuant to Rule 425 under the Securities
	    Act (17 CFR 230.425)

	[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
	    Act (17 CFR 240.14a-12)

	[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under
	    the Exchange Act   (17 CFR 240.14d-2(b))

	[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. 	Amendment to Articles of Incorporation or Bylaws; Change in
		Fiscal Year.


	Effective June 15, 2005, Federal Security Protection Services, Inc. amended its Certificate of Incorporation to change its name to Platina Energy Group
Inc. A copy of the Amendment to the Certificate of Incorporation is attached as Exhibit 3.1.



Item 9.01.  Financial Statements and Exhibits.


(c) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Federal
	Security Protection Services, Inc. filed with the Secretary of State of the State of Delaware on June 15, 2005.


SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Platina Energy Group Inc.

Date:	June 20, 2005			/ s/  Blair Merriam
					Blair Merriam, Chief Executive Officer

Exhibit Index



            Exhibit Number      Description
            --------------      -----------

                 3.1           	Certificate of Amendment of Certificate
				of Incorporation of Federal Security
				Protection Services, Inc. filed with the Secretary of State of the State of Delaware on June 15, 2005.